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                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-42297, 33-85460, 33-85462, 33-85464, 33-85466, 33-92736,
33-80897, 333-19665, and 333-30907) of our reports dated July 18, 1997, with respect to the consolidated financial statements and schedule of Bay Networks, Inc. included in this Annual Report (Form 10-K) for the year ended June 30, 1997.



                                        /s/ ERNST & YOUNG LLP


Palo Alto, California
September 18, 1997